Exhibit 10.1

SUPPORT AND VOTING AGREEMENT

This SUPPORT AND VOTING AGREEMENT, dated as of March 31, 2021 (this “Agreement”), is entered into by and among Tracker Resource Development III, LLC, a Delaware limited liability company (“Tracker”), TRD III Royalty Holdings (TX), LP, a Texas limited partnership (“RoyaltyCo”), SEG-TRD LLC, a Delaware limited liability company (“SEG I”), SEG-TRD II LLC, a Delaware limited liability company (“SEG II” and collectively with SEG I, “Sequel” and with Tracker and RoyaltyCo, the “Seller Parties”), Earthstone Energy Holdings, LLC, a Delaware limited liability company (“Buyer”), Earthstone Energy, Inc., a Delaware corporation (“Buyer Parent” and, together with Buyer, the “Buyer Parties”) and Warburg Pincus Private Equity (E&P) XI – A, L.P., a Delaware limited partnership (“WPXI-A”), Warburg Pincus XI (E&P) Partners – A, L.P., a Delaware limited partnership (“WPPXI”), WP IRH Holdings, L.P., a Delaware limited partnership (“WPIRH”), Warburg Pincus XI (E&P) Partners – B IRH, LLC, a Delaware limited liability company (“WPXI-B”), Warburg Pincus Energy (E&P)-A, LP, a Delaware limited partnership (“WPE-A”), Warburg Pincus Energy (E&P) Partners-A, LP, a Delaware limited partnership (“WPEP-A”), Warburg Pincus Energy (E&P) Partners-B IRH, LLC, a Delaware limited liability company (“WPEP-B”), WP Energy Partners IRH Holdings, L.P., a Delaware limited partnership (“WPEPIRH”), and WP Energy IRH Holdings, L.P., a Delaware limited partnership (collectively with WPXI-A, WPPXI, WPIRH, WPXI-B, WPE-A, WPEP-A, WPEP-B and WPEPIRH, “Warburg”). The Seller Parties, Buyer Parties and Warburg are collectively referred to herein as the “Parties.”
RECITALS
WHEREAS, concurrently herewith, Tracker, RoyaltyCo and the Buyer Parties are entering into a Purchase and Sale Agreement (the “Tracker Purchase Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) Tracker will sell and transfer certain assets to Buyer and the Buyer Parties will pay for, certain assets (as further described in the Tracker Purchase Agreement) (the “Tracker Transaction”);
WHEREAS, concurrently herewith, Sequel and the Buyer Parties are entering into a Purchase and Sale Agreement (the “Sequel Purchase Agreement” and with the Tracker Purchase Agreement, the “Purchase Agreements”), pursuant to which (and subject to the terms and conditions set forth therein) Sequel will sell and transfer certain assets to Buyer and the Buyer Parties will pay for, certain assets (as further described in the Sequel Purchase Agreement) (the “Sequel Transaction” and with the Tracker Transaction, the “Transactions”);
WHEREAS, as of the date hereof, Warburg is the record and/or beneficial owner in the aggregate of, and has the right to vote and dispose of, 13,238,110 shares (the “Existing Shares”) of Class A common stock, $0.001 par value per share of Buyer Parent (“Class A Common Stock”);
WHEREAS, as a condition and inducement to Seller Parties’ and the Buyer Parties’ willingness to enter into the Purchase Agreements and to proceed with the transactions contemplated thereby, including the Transactions, the Parties are entering into this Agreement; and
WHEREAS, Warburg acknowledges that Seller Parties and the Buyer Parties are entering into the Purchase Agreements in reliance on Warburg’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of Warburg set forth herein and would not enter into the Purchase Agreements if Warburg did not enter into this Agreement.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:
1.Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.
“Affiliate” means, with respect to any Person, a Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. “Control” and derivatives of such term, as used in this definition, means having the ability, whether or not exercised, to direct the management or policies of a Person through ownership of voting shares or other securities, pursuant to a written agreement, or otherwise.
“Class B Common Stock” means the Class B common stock, $0.001 par value per share of Buyer Parent.
“Common Stock” means the Class A Common Stock and the Class B Common Stock.
“Covered Shares” means, Warburg’s Existing Shares, together with any shares of Class A Common Stock that Warburg becomes the record and/or beneficial owner of on or after the date hereof.
“Governmental Authority” means any national, state, county, or municipal government and/or government of any political subdivision, and departments, courts, commissions, boards, bureaus, ministries, agencies, or other instrumentalities of any of them.
“Laws” means all laws, statutes, rules, regulations, ordinances, orders, decrees, requirements, judgments, and codes of Governmental Authorities.
“Person” means any individual, corporation, partnership, limited liability company, trust, estate, Governmental Authority, or any other entity.
“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, hypothecate, encumber or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).
2.Agreement to Vote in Favor of the Transactions. Prior to the Termination Date (as defined herein), Warburg (on behalf of itself and any other entity it controls) irrevocably and unconditionally agrees that it shall, at any meeting of the stockholders of Buyer Parent (whether annual or special and whether or not an adjourned or postponed meeting), however called, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for purpose of establishing a quorum and vote (or consent), and cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Covered Shares (in all manners and by each applicable class) (a) in favor of the Transactions, the Purchase Agreements and any other matter necessary for the consummation of the transactions contemplated by the Purchase Agreements, including the Transactions and the issuance of shares of Class A Common Stock pursuant to the Purchase Agreements, and (b) against any action that could reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Transactions. If Warburg is the beneficial owner, but not the record holder, of any Covered Shares, Warburg agrees to take all actions necessary to cause the record holder and any nominees to vote (or exercise a consent with respect to) all of such Covered Shares in accordance with this Section 2. Except as otherwise set forth in or contemplated by this Agreement, Warburg may vote the Covered Shares in its discretion on all matters submitted for the vote of the stockholders of Buyer Parent in a manner that is not inconsistent with the terms of this Agreement.

3.Termination. This Agreement shall terminate upon the earliest of (a) the closing of the transaction contemplated by the Tracker Purchase Agreement, (b) the termination of both Purchase Agreements in accordance with their terms and (c) the mutual written agreement of the Parties to terminate this Agreement (such earliest date being referred to herein as the “Termination Date”); provided that the provisions set forth in Sections 10 to 21 shall survive the termination of this Agreement; provided further that any liability incurred by any Party as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.
4.Representations and Warranties of Warburg. Warburg hereby represents and warrants to the other Parties as follows:
(a)Warburg is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Warburg, the performance by Warburg of its obligations hereunder and the consummation by Warburg of the transactions contemplated hereby have been duly and validly authorized by Warburg and no other actions or proceedings on the part of Warburg are necessary to authorize the execution and delivery by Warburg of this Agreement, the performance by Warburg of its obligations hereunder or the consummation by Warburg of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Warburg and, assuming due authorization, execution and delivery by the other Parties, constitutes a legal, valid and binding obligation of Warburg, enforceable against Warburg in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
(b)Warburg is the record holder and/or beneficial owner of, and has good and valid title to, the Covered Shares, free and clear of liens other than as created by this Agreement. Warburg has voting power, power of disposition, and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Covered Shares. As of the date hereof, other than the Existing Shares, Warburg is not a record holder of nor owns beneficially any (i) shares of Common Stock or other voting securities of Buyer Parent, (ii) securities of Buyer Parent convertible into or exchangeable for shares of Common Stock or other voting securities of Buyer Parent or (iii) options or other rights to acquire from Buyer Parent any shares of Common Stock, other voting securities or securities convertible into or exchangeable for shares of Common Stock or other voting securities of Buyer Parent. The Covered Shares are not subject to any voting trust agreement or other contract to which Warburg is a party restricting or otherwise relating to the voting or Transfer of the Covered Shares. Warburg has not appointed or granted any proxy or power of attorney that is still in effect with respect to any Covered Shares.
(c)Except as contemplated by this Agreement, Warburg (i) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Covered Shares and (ii) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Shares, in either case, that is inconsistent with or prevents Warburg from performing its obligations pursuant to this Agreement.
(d)Except for the applicable requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of Warburg for the execution, delivery and performance of this Agreement by Warburg or the consummation by Warburg of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by Warburg nor the consummation by Warburg of the transactions contemplated hereby nor compliance by Warburg with any of the provisions hereof shall (A) conflict with or violate, any provision of the organizational documents of Warburg, (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien on such property or asset of Warburg pursuant to, any contract to which Warburg is a party or by which Warburg or any property or asset of Warburg is bound or affected or (C) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Warburg or any of Warburg’s properties or assets except, in the case of clause (B) or (C), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of Warburg to perform its obligations hereunder.
(e)As of the date of this Agreement, there is no action, suit, investigation, complaint or other proceeding pending against Warburg or, to the knowledge of Warburg, any other Person or, to the knowledge of Warburg, threatened against Warburg or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by the Parties of their rights under this Agreement or the performance by any Party of its obligations under this Agreement.
5.Transfer Agent. Warburg hereby authorizes Buyer Parent or its counsel to notify the transfer agent that there is a stop transfer order with respect to all Covered Shares (and that this Agreement places limits on the voting and Transfer of such Covered Shares); provided, however, that Buyer Parent or its counsel will further notify the transfer agent to lift and vacate the stop transfer order with respect to the Covered Shares on the earlier of (a) the date on which the written consent of Warburg is delivered in accordance with Section 2 and (b) the Termination Date.
6.Warburg Capacity. This Agreement is being entered into by Warburg solely in its capacity as a holder of Common Stock, and nothing in this Agreement shall restrict or limit the ability of Warburg or any Affiliate or any employee thereof who is a director or officer of Buyer Parent to take any action in his or her capacity as a director or officer of Buyer Parent to the extent specifically permitted by the Purchase Agreements.
7.Disclosure. Warburg hereby authorizes Buyer Parent to publish and disclose in any announcement or disclosure required by the U.S. Securities and Exchange Commission (“SEC”) and in the proxy statement filed with the SEC in connection with the Transactions Warburg’s identity and ownership of the Covered Shares and the nature of the Warburg’s obligations under this Agreement.
8.No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Seller Parties or the Buyer Parties any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefit relating to the Covered Shares shall remain vested in and belong to Warburg, and Seller Parties and the Buyer Parties shall have no authority to direct Warburg in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
9.Non-Survival of Representations and Warranties. The representations and warranties of Warburg contained herein shall not survive the Termination Date.
10.Amendment and Modification. Subject to the provisions of the applicable Laws, at any time prior to the Termination Date, the Parties may modify or amend this Agreement, by written agreement of the Parties.
11.Waiver. The failure of any Party to assert any of its rights hereunder or under applicable Law shall not constitute a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise by any Party of any of its rights hereunder precludes any other or further exercise of such rights or any other rights hereunder or under applicable Law. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.
12.Notices. Any notice, request, instruction or other document to be given hereunder by any Party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, email or overnight courier:
If to Warburg, addressed to:
Warburg Pincus LLC
450 Lexington Avenue
New York, NY 10017

Attention:     General Counsel
Email:         notices@warburgpincus.com

If to Tracker, addressed to:
Tracker Resource Development III, LLC
1001 17th Street, Suite 1000
Denver, Colorado 80202
Attention:     Jeffrey R. Vaughan
Email:         jeffv@tracker-resources.com
with copies (which shall not constitute notice) to:
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202
Attention:    Sam Niebrugge
Email:         sam.niebrugge@dgslaw.com
If to Sequel, addressed to:
SEG-TRD LLC
c/o Sequel Energy Group LLC
8101 E. Prentice Ave., Suite 1175
Greenwood Village, Colorado 80111
Attention:    David J. Kornder
Email:        dkornder@sequelenergy.com

with copies (which will not constitute notice):

Welborn Sullivan Meck & Tooley, P.C.
1125 17th Street, Suite 2200
Denver, Colorado 80202
Attention:     Amy E. Seneshen
Email:         aseneshen@wsmtlaw.com

If to Buyer Parties, addressed to:
Earthstone Energy, Inc.
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
Attention:     Robert J. Anderson, President and Chief Executive Officer
Email:         robert@earthstoneenergy.com

with a copy (which shall not constitute notice) to:
Jones & Keller, P.C.
1999 Broadway, Suite 3150
Denver, Colorado 80202
Attention:    Reid A. Godbolt
        Adam J. Fogoros
Email:         rgodbolt@joneskeller.com
        adamf@joneskeller.com

13.Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the Parties, with respect to the subject matter hereof.
14.No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.
15.GOVERNING LAW AND VENUE. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The Parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the Federal courts of the United States of America located in the State of Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this Agreement, and in respect of the transactions contemplated by this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the Parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 12 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
16.WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (d) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.
17.Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or, if said Court of Chancery shall lack subject matter jurisdiction, any Federal court of the United States of America located in the County of New Castle, Delaware, this being in addition to any other remedy to which such Party is entitled at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law. Each Party further agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 17, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

18.Assignment; Successors. This Agreement shall not be assignable by operation of law or otherwise. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns. Any purported assignment in violation of this Agreement shall be null and void.
19.Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
20.Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.
21.No Presumption Against Drafting Party. The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused to be executed or executed this Agreement as of the date first written above.
WARBURG:

WARBURG PINCUS PRIVATE EQUITY
(E&P) XI - A, L.P.

By:    Warburg Pincus (E&P) XI, L.P.,
    its general partner

By:    Warburg Pincus (E&P) XI LLC,
    its general partner

By:    Warburg Pincus Partners (E&P) XI LLC,
    its sole member

By:    Warburg Pincus Partners II (US), L.P.,
    its managing member

By:    Warburg Pincus & Company US, LLC,
    its general partner

By: /s/ David Streter
Name:    David Streter
Title:    Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-B IRH, LLC

By:    Warburg Pincus Energy (E&P) Partners-B,     L.P.,
    its managing member

By:    Warburg Pincus (E&P) Energy GP, L.P.,
    its general partner

By:    Warburg Pincus (E&P) Energy LLC,
    its general partner

By:    Warburg Pincus Partners II (US), L.P.,
    its managing member

By:    Warburg Pincus & Company US, LLC,
    its general partner

By: /s/ David Streter
Name:    David Streter
Title:    Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS – A, L.P.

By:    Warburg Pincus (E&P) XI, L.P.,
    its general partner

By:    Warburg Pincus (E&P) XI LLC,
    its general partner

By:    Warburg Pincus Partners (E&P) XI LLC,
    its sole member

By:    Warburg Pincus Partners II (US), L.P.,
    its managing member

By:    Warburg Pincus & Company US, LLC,
    its general partner

By: /s/ David Streter
Name:    David Streter
Title:    Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS – B IRH, LLC

By:    Warburg Pincus XI (E&P) Partners – B, L.P.,
    its managing member

By:    Warburg Pincus (E&P) XI, L.P.,
    its general partner

By:    Warburg Pincus (E&P) XI LLC,
    its general partner

By:    Warburg Pincus Partners (E&P) XI LLC,
    its sole member

By:    Warburg Pincus Partners II (US), L.P.,
    its managing member

By:    Warburg Pincus & Company US, LLC,
     its general partner

By: /s/ David Streter
Name:    David Streter
Title:    Authorized Signatory

Signature Page to Support and Voting Agreement

WARBURG PINCUS ENERGY (E&P)-A, L.P.

By:    Warburg Pincus (E&P) Energy GP, L.P.,
    its general partner

By:    Warburg Pincus (E&P) Energy LLC,
    its general partner

By:    Warburg Pincus Partners II (US), L.P.,
    its managing member

By:    Warburg Pincus & Company US, LLC,
    its general partner

By: /s/ David Streter
Name:    David Streter
Title:    Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-A, L.P.

By:    Warburg Pincus (E&P) Energy GP, L.P.,
    its general partner

By:    Warburg Pincus (E&P) Energy LLC,
    its general partner

By:    Warburg Pincus Partners II (US), L.P.,
    its managing member

By:    Warburg Pincus & Company US, LLC,
     its general partner

By: /s/ David Streter
Name:    David Streter
Title:    Authorized Signatory

WP ENERGY PARTNERS IRH HOLDINGS, L.P.

By:    Warburg Pincus (E&P) Energy GP, L.P.,
    its general partner

By:    Warburg Pincus (E&P) Energy LLC,
    its general partner

By:    Warburg Pincus Partners II (US), L.P.,
    its managing member

By:    Warburg Pincus & Company US, LLC,
    its general partner

By: /s/ David Streter
Name:    David Streter
Title:    Authorized Signatory

WP ENERGY IRH HOLDINGS, L.P.

By:    Warburg Pincus (E&P) Energy GP, L.P.,
    its general partner

By:    Warburg Pincus (E&P) Energy LLC,
    its general partner

By:    Warburg Pincus Partners II (US), L.P.,
    its managing member

By:    Warburg Pincus & Company US, LLC,
    its general partner

By: /s/ David Streter
Name:    David Streter
Title:    Authorized Signatory

Signature Page to Support and Voting Agreement

WP IRH HOLDINGS, L.P.

By:    Warburg Pincus (E&P) XI, L.P.,
    its general partner

By:    Warburg Pincus (E&P) XI LLC,
    its general partner

By:    Warburg Pincus Partners (E&P) XI LLC,
    its sole member

By:    Warburg Pincus Partners II (US), L.P.,
    its managing member

By:    Warburg Pincus & Company US, LLC,
    its general partner

By: /s/ David Streter
Name:    David Streter
Title:    Authorized Signatory

Signature Page to Support and Voting Agreement

TRACKER:

TRACKER RESOURCE DEVELOPMENT III, LLC

        By:    /s/ Jeffrey R. Vaughan
        Name:    Jeffrey R. Vaughan
        Title:    President and Chief Executive Officer

ROYALTYCO:

TRD III ROYALTY HOLDINGS (TX), LP

        By:    /s/ Jeffrey R. Vaughan
        Name:    Jeffrey R. Vaughan
        Title:    President and Chief Executive Officer

SEQUEL:

SEG-TRD LLC

        By:    /s/ David J. Kornder
        Name:    David J. Kornder
        Title:    Director of Finance

SEG-TRD II LLC

        By:    /s/ David J. Kornder
        Name:    David J. Kornder
        Title:    Director of Finance

Signature Page to Support and Voting Agreement

BUYER:

EARTHSTONE ENERGY HOLDINGS, LLC

        By:    /s/ Robert J. Anderson
        Name:     Robert J. Anderson
        Title:     President and Chief Executive Officer

BUYER PARENT:

EARTHSTONE ENERGY, INC.

        By:    /s/ Robert J. Anderson
        Name:     Robert J. Anderson
        Title:     President and Chief Executive Officer
Signature Page to Support and Voting Agreement